SPDR® S&P MIDCAP 400® ETF Trust
(“MDY” or the “Trust”)
(A Unit Investment Trust)

Supplement Dated March 21, 2014
to the
Prospectus Dated January 23, 2014*

Pursuant to the Trust Agreement, the Trustee may use the services of an unaffiliated broker-dealer or an affiliated broker-dealer for the execution of all brokerage transactions for the Trust, including the periodic rebalancing of the Trust’s Portfolio and all acquisitions of securities relating to the Dividend Reinvestment Service.

Under “EXPENSES OF THE TRUST,” on page 58 of the Prospectus, the fourth, fifth and sixth paragraphs are replaced by the following:

From 1999 until April 1, 2014, the Trustee used the services of BNY ConvergEx Execution Solutions LLC (“ConvergEx”), an affiliated broker-dealer, for the execution of all brokerage transactions for the Trust, including adjustments to the Portfolio in connection with the addition or removal of Index Securities from the Index and acquisitions of Index Securities in connection with the Dividend Reinvestment Service.  Starting April 1, 2014, the Trustee will use BNY Mellon Capital Markets, LLC, an affiliate of the Trustee, and one or more unaffiliated broker-dealers, instead of ConvergEx, for the execution of all brokerage transactions for the Trust.

The Trust Agreement requires the Trustee to direct its securities transactions only to brokers or dealers, which may include affiliates of the Trustee, from which the Trustee expects to obtain the most favorable prices for execution of orders. The Trustee reviewed the execution services provided by ConvergEx and determined that they were consistent with the requirements of the Trust Agreement. The Trustee will review all execution services provided by broker-dealers to the Trust, including the services of BNY Mellon Capital Markets, LLC, for consistency with the requirements of the Trust Agreement.

Aggregate annual brokerage commissions paid by the Trust to affiliated brokers of the Trustee are included in Note 8, Related Party Transactions, in the Notes to the Trust’s financial statements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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* Defined terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Prospectus, dated January 23, 2014.